Exhibit 99.3



                           INDEPENDENT AUDITORS' REPORT





    To The Board of Directors
    Vernon Telephone Company, Inc.
    P.O. Box 900, 1 Curtis Road
    Vernon, New York  13476



    We have audited the accompanying consolidated balance sheets of Vernon Telephone Company, Inc. as of June 30, 1993 and 1992, and the related consolidated statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards and the Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    At the present time, the Company does not have continuing property records for their telephone plant in service and the related studies of depreciation reserves. When these records are available it will then be possible to determine if any major changes should be made to the net carrying value of such telephone plant, as explained in Note 2 of the notes to the consolidated financial statements.

    In our opinion, except for any adjustment to the net carrying value of telephone plant in service as discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Vernon Telephone Company, Inc. at June 30, 1993 and 1992, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



                                            BUSH & GERMAIN, PC


    Syracuse, New York
    September 13, 1993

                                    VERNON TELEPHONE COMPANY, INC.
                                    ------------------------------
                                      CONSOLIDATED BALANCE SHEET
                                      --------------------------
                                        JUNE 30, 1993 AND 1992
                                        ----------------------


                                                         1993                1992
                                                  -----------------   -----------------

                              ASSETS

    CURRENT ASSETS
       Cash                                         $     103,381       $     163,110
       Telecommunications accounts receivable,
          net of uncollectibles                           198,146             146,008
       Other accounts receivable                          229,027              70,324
       Materials and supplies                              51,956              56,326
       Materials and supplies held for resale              81,642              75,014
       Prepaid expenses                                    40,790              31,408
                                                    --------------      --------------
                                                          704,942             542,190
                                                    --------------      --------------

    NONCURRENT ASSETS
       Unamortized debt issuance expense                    3,680               3,878
       Other investments (Note 9)                       6,246,854            (553,480)
                                                    --------------      --------------

                                                        6,250,534            (549,602)
                                                    --------------      --------------



    TELEPHONE PLANT - AT COST (Notes 1, 2, 3 and 5)
       Telephone plant in service                       4,265,358           4,387,923
       Telephone plant under construction                 185,178                  --
                                                    --------------      --------------

                                                        4,450,536           4,387,923
          Less:  Depreciation reserve
            (Notes 1 and 2)                             1,992,204           1,927,211
                                                    --------------      --------------


                                                    $   2,458,332       $   2,460,712
                                                    --------------      --------------


          TOTAL ASSETS                              $   9,413,808       $   2,453,300
                                                    ==============      ==============

               The accompanying notes are an integral part of the financial statements.

                                    VERNON TELEPHONE COMPANY, INC.                       Exhibit A
                                    ------------------------------
                                      CONSOLIDATED BALANCE SHEET
                                      --------------------------
                                        JUNE 30, 1993 AND 1992
                                        ----------------------


                                                         1993                1992
                                                  -----------------   -----------------

          LIABILITIES AND STOCKHOLDERS' EQUITY

    CURRENT LIABILITIES
       Current maturities of long-term debt    $     61,916        $      58,746
       Notes payable (Note 5)                       511,923              195,882
       Accounts payable                             188,999              111,019
       Accrued dividends                              1,065                1,065
       Accrued taxes                                290,891               (2,256)
       Accrued interest                              13,225               13,700
       Other current liabilities                     32,210               32,753
                                               --------------      --------------

                                                  1,100,229              410,909
                                               --------------      --------------

    LONG-TERM DEBT (Note 3)                       1,871,802            1,933,974
                                               --------------      --------------


    DEFERRED CREDITS (Notes 1 and 4)
       Deferred federal income taxes              2,069,378               13,299
       Unamortized investment tax credits            71,066               77,302
                                               --------------      --------------
                                                  2,140,444               90,601
                                               --------------      --------------


    STOCKHOLDERS' EQUITY:
       Preferred stock - 6% cumulative; (Note 7)
         $50 par value;
         Authorized 2,000 shares;
         Issued and outstanding 710 shares           35,500               35,500
       Common stock - no par value;
         Authorized 6,000 shares;
         Issued and outstanding 2,800 shares         70,000               70,000
       Retained earnings (Note 3)                 4,195,833              (87,684)
                                               --------------      --------------
                                                  4,301,333               17,816
                                               --------------      --------------

          TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY               $  9,413,808        $   2,453,300
                                               ==============      ==============

               The accompanying notes are an integral part of the financial statements.

                                    VERNON TELEPHONE COMPANY, INC.                       Exhibit B
                                    ------------------------------
                                   CONSOLIDATED STATEMENT OF INCOME
                                   ---------------------------------
                              FOR THE YEARS ENDED JUNE 30, 1993 AND 1992
                              -------------------------------------------


                                                        1993                1992
                                                  -----------------   ----------------

    OPERATING REVENUES
       Local network service                   $    573,640        $     540,515
       Network access and long distance
          network service                           852,234            1,020,832
       Miscellaneous                                296,494              209,042
       Less:  Uncollectible operating
          revenues                                  (22,000)             (24,000)
                                               --------------      --------------
          Total operating revenues                1,700,368            1,746,389
                                               --------------      --------------



    OPERATING EXPENSES
       Plant specific                               456,921              486,691
       Plant nonspecific:
          depreciation                              249,794              275,531
          other                                     136,072              141,004
       Customer operations                          227,761              219,565
       Corporate operations                         416,643              413,177
                                               --------------      --------------
          Total operating expenses                1,487,191            1,535,968
                                               --------------      --------------

    OPERATING TAXES
       Other operating taxes                        128,250              143,679
       Federal income taxes (Notes 1 and 4)          (4,492)              (4,492)
                                               --------------      --------------
          Total operating expenses                  123,758              139,187
                                               --------------      --------------

          Net operating income                       89,149               71,234

    OTHER NONOPERATING INCOME
       AND EXPENSES - NET                            49,542                4,922
                                               --------------      --------------
       Income available for fixed charges           138,961               76,156
                                               --------------      --------------

    FIXED CHARGES
       Interest on funded debt                      104,865              108,615
       Other interest charges                        19,761               15,878
       Amortization                                     198                  198
                                               --------------      --------------
          Total fixed charges                       124,824              124,691
                                               --------------      --------------

          Net Income (Loss) from
              telephone operations                   14,137              (48,535)

    Net gain on sale of subsidiary (Note 11)      4,381,404                   --

    Net loss from subsidiary operations            (109,894)            (142,194)
                                               --------------      --------------


       Net Income (Loss)                       $  4,285,647        $    (190,729)
                                               =============       ==============

               The accompanying notes are an integral part of the financial statements.

                                    VERNON TELEPHONE COMPANY, INC.                       Exhibit C
                                    ------------------------------
                              CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                              -------------------------------------------
                              FOR THE YEARS ENDED JUNE 30, 1993 AND 1992
                              ------------------------------------------


                                                        1993                1992
                                                  -----------------   ----------------

    Retained earnings, beginning of year       $    (87,684)       $     105,175

       Net Income (Loss) (Exhibit B)              4,285,647             (190,729)

       Dividends:
          Preferred ($3.00 per share)                 2,130                2,130
                                               --------------      --------------

    Retained earnings, end of year             $  4,195,833        $     (87,684)
                                               --------------      --------------




               The accompanying notes are an integral part of the financial statements.

                                    VERNON TELEPHONE COMPANY, INC.                       Exhibit D
                                    ------------------------------
                                 CONSOLIDATED STATEMENT OF CASH FLOWS
                                 -------------------------------------
                              FOR THE YEARS ENDED JUNE 30, 1993 AND 1992
                              -------------------------------------------


                                                        1993                1992
                                                   ---------------    ----------------

    CASH FLOW FROM OPERATING ACTIVITIES:
       Net Income (Loss)                            $  4,285,647       $   (190,729)
       Adjustments to reconcile net loss to
         net cash provided by operating activities:
          Depreciation                                   249,794            275,531
          Deferred income taxes & investment
            tax credit                                 2,049,843             (6,227)
          Amortization                                       198                198
          (Gain) on sale of subsidiary                (6,904,731)                --
          Loss on investment                             104,397            138,130

       Change in assets and liabilities:
          (Increase) Decrease in accounts
             receivable                                 (210,841)            76,515
          (Increase) Decrease in materials held
             for resale                                   (6,628)             8,054
          (Increase) Decrease in prepaid expenses         (9,382)            27,080
          Increase (Decrease) in accounts payable         77,980             19,773
          Increase (Decrease) in adv. billings &
            customer deposits                                 --               (561)
          Increase (Decrease) in other liabilities       292,129            (30,481)
                                                    --------------     --------------
             Net cash provided by operating
                activities                               (71,594)           317,283
                                                  --------------       --------------

    CASH FLOW FROM INVESTING ACTIVITIES:
       Purchase of property, plant and equipment        (247,414)          (111,212)
       (Increase) Decrease in material and supplies        4,370              7,582
       (Increase) Decrease in investments                     --            (36,720)
                                                    --------------     --------------
          Net cash used in investing activities         (243,044)          (140,350)
                                                    --------------     --------------

    CASH FLOW FROM FINANCING ACTIVITIES:
       Proceeds from notes payable                       335,178                 --
       Reduction of notes payable                        (19,137)           (13,992)
       Reduction of long-term debt                       (59,002)           (56,545)
       Dividends                                          (2,130)            (2,130)
                                                    --------------     --------------
          Net cash provided (used) by
            financing activities                         254,909            (72,667)
                                                    --------------     --------------

          Increase (Decrease) in cash
            and cash equivalents                         (59,729)           104,266

          Cash and cash equivalents at
            beginning of year                            163,110             58,844
                                                    --------------     --------------

          Cash and cash equivalents at
            end of year                             $    103,381       $    163,110
                                                    --------------     --------------

               The accompanying notes are an integral part of the financial statements.

                          VERNON TELEPHONE COMPANY, INC.
                         -------------------------------
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   -------------------------------------------

    1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        -------------------------------------------

        General

           The Company maintains its accounts in accordance with the Uniform Systems of Accounts prescribed for telephone companies by the New York State Public Service Commission (PSC). The accounting policies conform to generally accepted accounting principles as applied to New York State public utilities giving effect to the rate making and accounting practices and policies of the PSC. A summary of significant accounting policies is described in this note.

        Consolidation
        --------------

           The consolidated financial statements include the accounts of the Company and its wholly-owned, non-regulated subsidiary, Vernon Cellular, Inc. This subsidiary was sold on April 15, 1993 and the results of its operations is included in these financial statements up to that date. All material intercompany transactions and balances have been eliminated in the consolidated financial statements.

        Material and Supplies Inventory
        -------------------------------

           Inventories  are stated  at the lower  of cost or market.   Cost is
        determined using the moving weighted average method.

        Property, Plant and Equipment
        -----------------------------

           Property, plant and equipment is stated at original cost. Maintenance and repairs are charged to expense as incurred; expenditures that extend an asset's life are capitalized. Upon retirement of telephone plant, the cost is removed from the asset account and the accumulated depreciation reserve. Cost of removal of telephone plant, net of salvage, is charged to the accumulated depreciation reserve.

        Depreciation
        ------------

           Depreciation is computed for financial statement purposes using the straight-line method over the estimated useful lives of the assets. Total depreciation charged to operations for the years ended June 30, 1993 and 1992 amounted to $249,794 and $275,531, respectively. Depreciation rates were changed on certain categories of plant effective January 1, 1993, resulting in a decrease in annual accruals of approximately $26,000.

        Capitalization of Certain Expenses
        ----------------------------------

           The Company has consistently followed the practice of capitalizing certain costs related to construction, including pension, payroll, payroll related costs and significant costs of capital incurred during construction.

        Federal Income Tax
        ------------------

           The Company uses the normalization method of accounting for federal income tax reductions resulting from timing differences in the recognition of certain income and expenses for tax and book purposes. These differences result mainly from accelerated depreciation.

                          VERNON TELEPHONE COMPANY, INC.
                         -------------------------------
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   -------------------------------------------

           Excess deferrals resulting from the reduction in tax rates due to TRA-86 are to be normalized and will be amortized over the remaining life of the asset generating the deferral at an average deferral rate. This will result in these excess deferrals being taken into income as timing differences are reversed.

           Investment tax credits have been normalized and are being amortized to income over the average life of the related telephone plant and other equipment.

        Toll Settlements
        ----------------

           Toll and access revenues are often pooled by telephone companies on a national and a state wide basis and are apportioned back to the companies based upon cost to provide services. This process is known as "toll settlements".

           The computations are very complex, and on a routine basis these toll settlement are adjusted for previous quarters and years. When calculations are changed, the companies are notified of a "retroactive" toll settlement (plus or minus) which applies to previously reported periods. Retroactive toll settlements may have a material effect on current net income.

           It is industry practice to record retroactive toll settlements in the years discovered rather than restating previous year's net income. There are no known material unrecorded retroactive toll settlements as of the balance sheet date.

        Reserve for Uncollectibles
        --------------------------

           The Company uses the reserve method to record the write-off of uncollectibles. The reserve balance is determined principally by an analysis of prior years net write-offs. The balances as of June 30, 1993 and 1992 were $26,047 and $15,237, respectively.

    2.  TELEPHONE PLANT IN SERVICE
        --------------------------

           The Telephone plant in service is stated at values reflected per the Company's books, which is principally cost. The Company presently does not have continuing property records and related depreciation reserve studies which may affect the net carrying value of telephone plant in service. When the records are available, the Company intends to report any material adjustments resulting therefrom as either a prior period adjustment of retained earnings, or, if permitted by the New York State Public Service Commission, as an adjustment of depreciation charges to future operations.
        The telephone plant in service at June 30, 1993 and 1992 is as follows:

                                                    1993             1992
                                              ---------------    ------------

          Land and buildings                   $    446,644      $    444,652
          Central office equipment                1,340,646         1,422,937
          Station connections and equipment         330,097           394,518
          Outside plant - poles, cable and wire   1,644,525         1,619,585
          Office furniture and equipment            133,321           146,448
          Vehicles and work equipment               370,125           359,783
                                               --------------    ------------
                                               $  4,265,358      $  4,387,923
                                               ==============    ============

                          VERNON TELEPHONE COMPANY, INC.
                         -------------------------------
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   -------------------------------------------

          The related accumulated depreciation reserve at June 30, 1993 and 1992 is as follows:

          Building and improvements            $    170,396      $    161,597
          Central office equipment                  344,167           303,993
          Station connections and equipment         273,797           340,137
          Outside plant - poles, cable and wire     904,618           812,355
          Office furniture and equipment             73,090            95,564
          Vehicles and work equipment               226,136           213,565
                                               --------------    ------------

                                               $  1,992,204      $  1,927,211
                                               ==============    ============

    3.   LONG-TERM DEBT
         --------------

         At June 30, 1993, the Company had outstanding first mortgage notes under an agreement with the Rural Electrification Administration (REA) and the Rural Telephone Bank (RTB) as follows:

      Rural Electrification Administration
      ------------------------------------

         5% note due March 25, 2011, requiring quarterly
         principal and interest payments of $28,275             $  1,403,264

         5% note due March 25, 2011, requiring monthly
         principal and interest payments of $2,249 $   890,944
           Less:  Unadvanced amount                   (590,735)      300,209
                                                   -------------

      Rural Telephone Bank
      --------------------
         8% note due March 25, 2011, requiring quarterly
         principal and interest payments of $6,064                   230,245
                                                                ------------
                                                                $  1,933,718

           Less:  Current Maturities                                 (61,916)
                                                                ------------
             Total Long-Term Debt                               $  1,871,802
                                                                ============

         Quarterly payments of principal and interest are paid currently on the above advanced funds. Principal payments for the 12 month periods ending June 30 on the above advanced funds over the next five years are as follows:

           1994        61,916
           1995        65,263
           1996        68,795
           1997        72,525
           1998        76,463

         These mortgage notes are collateralized by all of the telephone plant.

                          VERNON TELEPHONE COMPANY, INC.
                         -------------------------------
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   -------------------------------------------

         The first mortgage agreement contains certain restrictions on dividends and stock redemptions. All requirements were compiled with at June 30, 1993, and under the most restrictive of such agreements, none of the retained earnings at that date were available for dividends.

    4.   FEDERAL INCOME TAX
         ------------------

         The provision for federal income taxes for the years ended June 30, 1993 and 1992 consisted of amortization of deferred investment tax credits of $4,492 for both years. There was no other operating federal income tax expense recorded due to the operating losses for both years.

         Deferred federal income taxes have been provided on the gain on the sale of the Company's subsidiary. This deferral amounts to $2,056,079 and it will reverse when the stock the company received is sold or otherwise disposed of. This amount has been netted against the gain on the sale.

         The Company has a net operating loss carryforward as of December 31, 1992 of $225,634 available for 1993 and future years. If not used, the carryovers will expire at December 31 of the following years:

                 2004          $  2,467             2006            $108,685
                 2005           109,947             2007               4,535

         There are also investment tax credit carryforwards as of December 31, 1992 amounting to $42,742. These will begin to expire in 1996, if not used up to that date.

    5.   NOTES PAYABLE


         The Company has a note payable in the amount of $361,923 with Siemans Stromberg-Carlson as of June 30, 1993. This is a demand note bearing interest at 2.5% above the three month London Interbank Offered Rate ("LIBOR"). It is payable within 180 days upon demand or until such demand, at $2,195 a month including interest. The interest rate at June 30, 1993 was 5.875% and the note is secured by certain machinery and equipment of the Company.

         The Company also has a note payable in the amount of $150,000 with Oneida Savings Bank. This is a 30 day note maturing on July 15, 1993. The interest rate at June 30, 1993 was 8% and the note is secured by shares of stock held by the principal stockholder.

    6.   CASH FLOW STATEMENT
         -------------------

         The Company considers all checking and savings accounts and liquid investments with a maturity of three months or less when purchased to be "cash equivalents". The following is a list of interest and federal income tax payments for the years ending June 30, 1993 and 1992:

                                                      1993           1992
                                                  ------------  --------------

          Interest                             $    125,101        $131,181
          Federal Income Taxes                           --              --

    7. PREFERRED STOCK
       ---------------

          The preferred stock may be redeemed at any time at the option of the Company at the redemption prices fixed for the shares. Preferred stock ranks prior to the common stock both as to dividends and on liquidation, but has no general voting rights. Effective July 1, 1993, the Company exercised its option to redeem the outstanding preferred stock and all 710 shares were redeemed at par value.

                          VERNON TELEPHONE COMPANY, INC.
                         -------------------------------
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   -------------------------------------------

    8. PENSION PLAN
       -------------

          The Company has noncontributory defined benefit pension plan covering substantially all employees. The funding policy of this trusteed plan is currently to invest in Government and Corporate Bonds, Loans and Insurance Policies. The pension plan year end is December 31.

          The Company records as net pension cost its required funding contribution to the plan for the year. Net pension cost for the plan for the years ending June 30, 1993 and 1992 amounted to $48,162 and $59,853, respectively. This is the amount of pension expense used for rate making purposes, as required by the New York State Public Service Commission.

          Generally accepted accounting principles (GAAP) require pension costs for defined benefit plans to be determined in accordance with Statement of Financial Accounting Standards No. 87 (SFAS 87). Due to the New York State Public Service Commission's position and Statement of Financial Accounting Standards No. 71, the Company has not adopted SFAS 87. Had pension expense been determined in accordance with SFAS 87, it would not have varied materially from the amount recorded on the Company's books.

    9. OTHER INVESTMENTS
       -----------------

          Other investments as of June 30, 1993 and 1992 are as follows:

                                                    1993            1992
                                                ------------    -----------

            Rural Telephone Bank Stock         $     18,500      $   18,500

            Investment in deregulated activities         --        (571,980)

            Investment in Rochester Telephone
               Corp. Stock                        6,228,354              --
                                               -------------     ----------
                                               $  6,246,854      $ (553,480)
                                               =============     ==========

          Under the equity method of accounting for investments, a loss was recorded relating to the investment in deregulated activities for the years ended June 30, 1993 and 1992 amounting to $104,397 and $138,130, respectively.

          The investment in Rochester Telephone Corporation common stock is from the Company's sale of its subsidiary, Vernon Cellular, Inc. It is recorded at cost, which is the value of the stock at the date of sale. Market value at June 30, 1993, is approximately $7,017,500.

                          VERNON TELEPHONE COMPANY, INC.
                         -------------------------------
                    NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   -------------------------------------------

    10. RECENTLY ISSUED ACCOUNTING STANDARD YET TO BE ADOPTED
        ------------------------------------------------------

        Accounting for Income Taxes under SFAS No. 109
        ----------------------------------------------

           Accounting For Income Taxes (SFAS No. 109) was issued in February, 1992 and is effective for fiscal years beginning after December 15, 1992. This statement supersedes SFAS No. 96 and subsequent pronouncements dealing with this issue and it generally provides for a liability approach towards accounting for income taxes. It will require certain reclassifications and accounting for income taxes. It will require certain assets and liabilities to reflect the impact of the establishment of certain assets and liabilities to reflect the impact of regulatory requirements. This change in accounting will not have a material impact on the Company's financial position or results of operations.

    11. GAIN ON SALE OF SUBSIDIARY
        --------------------------

           The Company sold its investment in its wholly-owned subsidiary, Vernon Cellular, Inc., on April 15, 1993 to Rochester Telephone Corporation. The sale was structured as a stock for stock exchange, with Vernon Telephone Company, Inc. receiving 162,726 shares of Rochester Telephone Corporation common stock. New York State taxes are currently due, while Federal income taxes are due upon the future sale or other disposition of the stock. The gain recorded is net of the provision for New York State taxes of $295,712 and deferred Federal income taxes of $2,056,079.

    12. SUBSEQUENT EVENT
        ----------------

           Subsequent to the balance sheet date, the Company settled a lawsuit that had been pending concerning a prior proposed sale of the Company's interest in its cellular investment. An agreement was reached whereby the Company will receive approximately $360,000 to settle this suit and there will be no further action in this claim. This will be recorded in the fiscal year ending June 30, 1994.

    13. NONCASH INVESTING AND FINANCING TRANSACTIONS
        --------------------------------------------

           Noncash investing and financing transactions consisted of the acquisition of Rochester Telephone Corporation common stock in exchange for the stock of the Company's 100% owned subsidiary, Vernon Cellular, Inc. The acquired stock is included in Other Investments at a value of $6,228,354.
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